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                                  Exhibit 10(c)

                      SUTHERLAND, ASBILL & BRENNAN, L.L.P.

                                  [LETTERHEAD]


                                 April 28, 1997



Alexander Hamilton Life Insurance Company of America
32991 Hamilton Court
Farmington Hills, MI  48334

Gentlemen:

          We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information filed as part of Post-Effective Amendment No. 2 to the Form N-4 Registration Statement for the Alexander Hamilton Variable Annuity Separate Account. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                   Very truly yours,

                                   SUTHERLAND, ASBILL & BRENNAN, L.L.P.


                                   By:  /s/ Frederick R. Bellamy
                                        ----------------------------------------
                                        Frederick R. Bellamy